Zea Capital Fund:
Invest in Main Street, not Wall Street

There is a little-known investment strategy for generating long-term growth, besides investment in Wall Street or the stock and bond markets. It's called *private equity*, or investing in the long-term growth potential of privately-held companies—companies located on Main Street, not Wall Street.

Typically, the opportunity to invest in private equity funds is available only to very wealthy individuals and large institutional investors.

Now, through Zea Capital Fund—formed by the Iowa Corn Growers Association and managed by AAVIN Equity Advisors—that opportunity is available to you and your family.

It's an opportunity that may allow you to diversify your investment holdings among asset classes. An investment in the Fund may also provide a tool for your family's legacy financial planning.

WHY PRIVATE EQUITY?

Most private equity funds invest exclusively in privately-held companies, not public companies whose shares are listed on a public stock exchange.

A private equity fund enables investors to participate in the long-term growth potential and the risk of private companies, just as stock market investors participate in the long-term growth potential and the risks of public companies based on the number of shares they own.

One key difference is liquidity. Shares of publicly-owned companies are highly liquid, because they can be bought and sold at any time on a stock exchange. Private equity funds are not listed on a stock exchange, and no readily available secondary market exists; therefore, they are illiquid.

Private equity funds are long term investments. They almost always experience declines in asset values in early years due to expenses and early investment losses. Any gains are generally realized four to eight years into a fund's life. Investors must be prepared to weather early declines.

For these reasons, private equity investors should be prepared to commit their investment capital for the full duration of a fund—generally 10 years or longer.

For investors able to afford and tolerate risk and illiquidity, private equity funds (like Zea Capital Fund) can provide:

- ***Greater portfolio diversification:*** investors gain access to an asset class not typically available to most individual investors.
- ***Professional management:*** fund managers typically perform extensive due diligence before investing and remain continually involved in building the value of the businesses.

WHY ZEA CAPITAL FUND?

Zea Capital Fund is a private equity fund available exclusively to the members of the Iowa Corn Growers Association (ICGA) or other state corn growers associations. Membership in the ICGA is open to anyone.

The ICGA formed the Fund as a direct response to member requests for an investment option that could offer another tool for a family's long-term financial planning.

Unlike the typical private equity fund, Zea investors will know how and where their capital is invested through regular reporting.

The ICGA is not participating in passing on the suitability of an investment in the Fund for any investor. Zea's operations will be overseen by its Board of Directors and investment adviser—not the ICGA.

IOWA-BASED, MIDWESTERN-FOCUSED

Zea Capital Fund was designed with middle America in mind. Our investment team is based in Iowa and has deep roots in our community. AAVIN Equity Advisors, located in Cedar Rapids, will serve as investment adviser for the Fund, responsible for identifying and managing the Fund's investments.

What's more, Zea Capital Fund will focus primarily on investing in companies located in the Midwest, including Iowa and surrounding states. The Fund expects to identify and invest in 20 to 25 privately-held companies located in this region, across a range of industries.

By investing in Zea Capital Fund, you could be helping to finance the growth of Midwestern companies, strengthen regional community and economic development, and create local jobs—with the potential for favorable investment returns.

You should carefully review Zea's prospectus, which describes in more detail the risks associated with this proposed investment program and the expenses you would pay as an investor.

That's why we say: *Invest in Main Street, not Wall Street.*

ZEA CAPITAL FUND LLC
OVERVIEW

THESE MATERIALS ARE NOT AN OFFER TO SELL THESE SECURITIES AND ARE NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Neither these materials nor the content herein constitutes an offer to sale or a solicitation of an offer to buy units of Zea Capital Fund LLC (the "Fund"). The content of these materials is not incorporated by reference into the Fund's preliminary prospectus (the "Prospectus"). Prospective investors in the Fund should carefully consider the following regarding the Fund before investing: the Fund's investment objectives discussed in the Prospectus, its risks beginning on page 15 of the Prospectus, and the Fund's charges and expenses, which are discussed on page 10 of the Prospectus. The Prospectus, which contains this and other information about the Fund is available and should be read carefully before investing.

A copy of the Prospectus may be obtained from Nations Financial Group, Inc. by calling (800) 351-2471 or by writing to 4000 River Ridge Drive NE, Cedar Rapids, Iowa 52406.